Exhibit 99.1

Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer

We Believe In Our Communities 2 Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

We Believe In Our Communities 3 Third largest independent commercial bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT

We Believe In Our Communities 4 BACKGROUND *added back preferred dividend and OTTI in 2Q09 in determining Pre-tax Pre-Provision Earn our way through the credit cycle Goals & Priorities Reduce overhead by $6.0 million Improve margin - rate floors & core funding Pre-tax Pre-provision *$13.3 mm vs. $12.0 mm (2Q08) Build on reputation Set in Fall 2008

We Believe In Our Communities 5 BACKGROUND Protect our balance sheet Goals & Priorities Capital Raises – $56.0 million Increase ALLL - 1.45% Increase liquidity & reduce leverage Set in Fall 2008

We Believe In Our Communities 6 BACKGROUND Prepare for the future Goals & Priorities Redeemed preferred stock & common stock warrant Increase core deposit base in all markets Enhance management depth Very selective on opportunities Bankers & teams Assisted transactions Whole bank acquisitions Set in Fall 2008

We Believe In Our Communities 7 Branch Footprint Columbia Charlotte Georgetown Hilton Head Charleston Greenville SCBT Regions Charlotte Greenville Columbia Georgetown Lowcountry-Orangeburg Charleston Hilton Head

We Believe In Our Communities 8 S.C. Deposit Market Share Note: SCBT moved up from 8th per 6/30/07 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2008. Rank Institution ($000) Deposits Share Market Branches 1 Wachovia (NC) $11,692,108 17.57% 152 2 Bank of America (NC) 7,512,671 11.29% 123 3 BB&T (NC) 6,337,236 9.52% 114 4 Carolina First Bank (SC) 5,521,614 8.30% 82 5 First Citizens Bancorp (SC) 4,921,840 7.40% 162 6 Synovus Financial (GA) 3,985,896 5.99% 45 7 SCBT Financial Corp. (SC) 1,888,866 2.84% 46 8 First FS&LA of Charleston (SC) 1,864,972 2.80% 54 9 SunTrust Bank (GA) 1,800,483 2.71% 67 10 Palmetto Bancshares, Inc. (SC) 1,086,487 1.63% 32

We Believe In Our Communities 9 Charlotte Deposit Market Share Note: Ranked 8th in FDIC Summary of Deposits as of 6/30/07 as well. Source: FDIC Summary of Deposits as of 6/30/2008. Rank Institution ($000) Deposits Share Market Branches 1 Wachovia (NC) $75,515,762 69.28% 80 2 Bank of America (NC) 20,848,398 19.13% 57 3 BB&T (NC) 3,438,361 3.15% 55 4 Fifth Third Bank (TN) 1,846,996 1.69% 34 5 SunTrust Bank (GA) 1,188,163 1.09% 35 6 First Citizens Bank & Trust (NC) 875,475 .80% 31 7 RBC Centura Bank (NC) 776,149 .71% 18 8 SCBT Financial Corp. (SC) 398,824 .37% 10 9 New Dominion Bank (NC) 389,800 .36% 4 10 Citizens South Bank (NC) 373,534 .34% 11

We Believe In Our Communities 10 Market Performance Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. (40.4)% (62.0)% (62.8)% 0.0 25.0 50.0 75.0 100.0 125.0 12/31/06 04/01/07 07/01/07 09/30/07 12/30/07 03/30/08 06/29/08 09/28/08 12/28/08 03/29/09 06/28/09 SCBT KRX Carolinas

We Believe In Our Communities 11 Financial Condition Source: SNL Financial and Company filings. Date as of 3/31/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. *Pro forma for recent equity offering and TARP redemption, including warrants. *13.52 13.96 12.53 12.00 13.00 14.00 15.00 16.00 SCBT KRX Median Carolina Median Total Capital Ratio(%) *11.61 11.94 10.65 10.00 11.00 12.00 13.00 14.00 SCBT KRX Median Carolina Median Tier 1 Capital Ratio *7.61 6.38 5.99 5.00 5.50 6.00 6.50 7.00 7.50 8.00 SCBT KRX Median Carolina Median Tangible Common Equity / Assets (%) *9.43 9.17 8.8 8.00 9.00 10.00 11.00 12.00 SCBT KRX Median Carolina Median Leverage Ratio(%)

We Believe In Our Communities 12 Asset Quality Source: SNL Financial and Company filings. Data as of 3/31/09. Nonperforming assets include loans 90 days or more past due. Carolina’s include all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. The KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. 0.79 0.85 0.7 0.00 0.25 0.50 0.75 1.00 SCBT KRX Median Carolina Median LTM Net C/O's / Avg Loans (%) 1.09 1.65 1.84 0.00 0.50 1.00 1.50 2.00 SCBT KRX Median Carolina Median NPAs/Assets (%) 150 85 73 0.00 50.00 100.00 150.00 200.00 SCBT KRX Median Carolina Median Reserve / NPAs (%)

We Believe In Our Communities 13 Unemployment Rates in SCBT Markets Columbia Charlotte Georgetown Hilton Head Charleston Greenville SCBT Regions Charlotte Greenville Columbia Georgetown Lowcountry-Orangeburg Charleston Hilton Head 9.1% 11.3% 15.0% 11.2% 9.5% 18.5% 17.6% 10.9% 12.2% 12.1% 11.2% 10.1% 10.7% 8.8% 14.6% Source: June 2009 Rates from S.C. & N.C. Employment Security Commissions 11.1%

We Believe In Our Communities 14 S.C. Real Estate Markets Source: June 2009 Rates from S.C. Realtors MLS Stats Beaufort 408 348 -14.7% 184 185 0.5% 204 193 -5.4% Charleston Trident 4,322 3,216 -25.6% 212 184 -13.2% 121 128 5.8% Coastal Carolinas 3,023 2,571 -15.0% 180 152 -15.6% 202 183 -9.4% Gr. Columbia 4,504 3,392 -24.7% 143 137 -4.2% 99 107 8.1% Gr. Greenville 4,043 2,982 -26.2% 153 140 -8.5% 94 104 10.6% Hilton Head Area 1,028 845 -17.8% 340 278 -18.2% Piedmont Regional Assoc. 1,573 1,017 -35.3% 135 142 5.2% 131 153 16.8% State Totals 24,938 19,029 -23.7% 147 135 -8.2% 142 153 7.7% % Change 2009 YTD 2008 YTD Number of Residental Homes, Condos & Villas Sold 2008 YTD 2009 YTD % Change Information not provided Average Days on the Market (DOM) Median Price of Residential Homes (in Thousands) 2008 2009 % Change

We Believe In Our Communities 15 How Do We Measure Success? Soundness Profitability Growth

We Believe In Our Communities 16 Sound Balance Sheet Allowance for Loan Losses (dollars in thousands) 3 Months Ended 6/30/09 3 Months Ended 3/31/09 QTD 6/30/09 QTD 3/31/09 Allowance at Beginning of Period $ 32,094 $ 31,525 Net Charge-Offs (Recoveries): Construction/Land Development 1,585 2,179 0.28% 0.38% Commercial Non-Owner Occupied 735 345 0.13% 0.06% Commercial Owner Occupied (3) 25 0.00% 0.01% Consumer Owner Occupied 248 289 0.04% 0.05% Home Equity Lines 301 262 0.05% 0.05% Commercial & Industrial 681 821 0.12% 0.14% Consumer Non-Real Estate 106 87 0.02% 0.02% Other Income Producing Property 155 359 0.03% 0.06% Other 376 107 0.07% 0.02% Total Net Charge-Offs 4,184 4,474 0.74% 0.79% Provision for Loan Losses 4,521 5,043 Allowance at End of Period $ 32,431 $ 32,094 Allowance as a Percentage of Loans 1.45% 1.40% NCO's as a % of YTD Ave. Loan Portfolio Annualized

We Believe In Our Communities 17 Net Charge-offs by Markets (dollars in thousands) 3 Months Ended 6/30/09 3 Months Ended 3/31/09 QTD 6/30/09 QTD 3/31/09 Net Charge-Offs (Recoveries): 989 $ 812 $ 0.18% 0.14% 275 770 0.05% 0.13% 861 163 0.15% 0.03% 487 336 0.09% 0.06% 1,303 2,212 0.23% 0.39% 269 181 0.04% 0.04% 4,184 $ 4,474 $ 0.74% 0.79% NCO's as a % of YTD Ave. Loan Portfolio Annualized Total Net Charge-Offs Greenville Charlotte Columbia Orangeburg / Low Country Georgetown Beaufort / Charleston

We Believe In Our Communities 18 NPAs by Type (dollars in thousands) Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Jun-09 Construction/Land Development 2,079 $ 7,214 $ 8,129 $ 11,611 $ 18,308 $ 46.8% Commercial Non-Owner Occupied 1,922 1,191 1,808 1,966 2,063 5.3% Commercial Owner Occupied 693 485 548 697 3,070 7.9% Consumer Owner Occupied 1,783 2,237 2,664 3,901 3,238 8.3% Home Equity Lines 412 391 157 622 507 1.3% Commercial & Industrial 170 258 217 517 487 1.2% Consumer Non-Real Estate 196 398 137 341 520 1.3% Other Income Producing Property 130 169 1,208 1,642 1,716 4.4% Other 9 17 49 47 29 0.1% 7,394 12,360 14,917 21,344 29,938 76.6% 1,321 2,680 6,210 9,603 9,165 23.4% 8,715 $ 15,040 $ 21,127 $ 30,947 $ 39,103 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets

We Believe In Our Communities 19 NPAs by Markets (dollars in thousands) Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Jun-09 Beaufort / Charleston 2,472 $ 2,354 $ 3,216 $ 8,235 $ 7,557 $ 19.33% Georgetown 124 3,728 7,392 5,387 8,990 22.99% Orangeburg / Low Country 1,564 1,939 2,044 3,998 7,388 18.89% Columbia 328 243 504 1,436 1,580 4.04% Charlotte 1,996 4,590 4,921 7,261 10,139 25.93% Greenville 1,102 480 712 3,331 2,803 7.17% Other 1,129 1,706 2,338 1,299 646 1.65% Total $ 8,715 $ 15,040 $ 21,127 $ 30,947 $ 39,103 100.00% % of Total NPAs

We Believe In Our Communities 20 Reasons For SCBT Asset Quality Markets did not get as overheated Credit Underwriting & Risk Selection 1. Small average loan size 2. Strong sponsors/guarantors 3. Active Pipeline Management 4. Team Approach – Joint Ownership of Portfolio by Line & Loan Administration Growth From Hiring Established Bankers in Market Lending to known entities under supervision of experienced regional line management Loan Administration Systems Built before Growth Total staff of 25 led by experienced leadership team of 8 senior administrators with 207 total years of experience and 44.5 total years with SCBT Robust Loan Committee and Credit Review Process Central Underwriting & Document Preparation Centralized Construction Loan Management Centralized Appraisal Ordering and Review Aggressive Troubled Loan Management by Special Assets Unit Central Consumer Collections

We Believe In Our Communities 21 Sound Balance Sheet 2Q’08 3Q’08 4Q’08 1Q’09 2Q’09 Non-Performing Assets / Total Assets* 0.31% 0.54% 0.76% 1.09% 1.39% Non-Performing Assets / Total Loans & OREO* 0.39% 0.66% 0.91% 1.34% 1.74% Allow. Loan Losses / Total Loans* 1.28% 1.28% 1.36% 1.40% 1.45% Allow. Loan Losses / Non-Performing Loans* 389% 236% 211% 150% 108% Net Charge-offs / Average Loans 0.17% 0.41% 0.35% 0.79% 0.74% *Period end date Loan data excludes mortgage loans held for sale

We Believe In Our Communities 22 Securities Portfolio At June 30, 2009 (Dollars in thousands) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects at 35%. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. Book Value Market Value Other Comprehensive Income (2) Other-Than- Temporary Impairment 2009 (2) AAA - A BBB BB or lower Not Rated US Agency Debentures $ 11,477 $ 11,722 $ 152 - $ $ 11,477 - $ - $ - $ 72,575 75,232 1,647 - - - - - 73 74 1 - - - - - 37,088 38,434 835 - - - - - 16,447 9,702 (4,182) (354) 2,725 - 13,722 - 41,502 39,864 (639) - 39,110 1,590 - 802 334 328 (4) - - - - 334 $179,496 $175,356 $ (2,190) $ (354) $ 53,312 $ 1,590 $ 13,722 $ 1,136 Securities - Fixed Rate Agency Mortgage-backed Agency Mortgage-backed Agency Collateralized Total Corporate Stocks Securities - Variable Rate Mortgage Obligations Trust Preferred Securities Municipal (1)

We Believe In Our Communities 23 Tax Equivalent Yield 5.26% Weighted Average Life ** 5.63 years Modified Duration ** 3.39 Total Carrying Value* $175,999 Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. **Information provided as of 6/30/09. Investment Portfolio (AFS & HTM) As of 6/30/09 U.S. Agency/GSE Debentures 7% Mortgage-Backed Securities 65% State and Municipal - HTM 12% State and Municipal - AFS 10% Trust Preferred Securities 6% Corporate Stocks 0% Variable 4% Fixed 96%

We Believe In Our Communities 24 Net Charge-Offs / Average Total Loans Source: BHC Performance Report. Second Quarter 2009 not available. 0.17% 0.16% 0.13% 0.09% 0.35% 0.79% 0.41% 0.74% 0.13% 0.24% 0.24% 0.47% 0.39% 0.74% 0.66% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2006 2007 1Q '08 2Q '08 3Q '08 4Q'08 1Q'09 2Q '09 SCBTFC Peers

We Believe In Our Communities 25 Net Interest Margin (TE) Source: BHC Performance Report. Second Quarter 2009 not available. Peers are BHC with assets between $1 billion & $3 billion 3.81% 3.91% 3.85% 3.79% 3.86% 3.87% 3.86% 4.07% 3.99% 3.78% 3.59% 3.63% 3.61% 3.37% 3.60% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 2006 2007 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 SCBTFC Peers

We Believe In Our Communities 26 Profitability Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD June 2009, the dividend paid on the preferred stock was $4.675 million; and net income on a GAAP basis was $5,231,000 or $0.45 per share. $7,940 $10,533 $12,257 $9,906 $22,375 $21,565 $19,805 $16,655 $14,016 $14,786 $13,834 $0.93 $1.23 $1.44 $1.62 $1.73 $1.93 $2.15 $2.32 $2.15 $0.85 $1.64 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Jun-09 In Thousands $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 Net Income Operating Income EPS

We Believe In Our Communities 27 Fee Income By Type 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 Service charges on deposit accounts 4,032 $ 4,157 $ 4,123 $ 3,585 $ 3,819 $ Banckcard services income 1,276 1,247 1,153 1,182 1,290 Mortgage banking income 1,240 507 678 1,261 2,134 Trust and investment services income 681 725 654 691 671 Securities gains (losses), net (1) 340 (9,760) (507) - (544) Other service charges, commissions, and fees (2) 558 431 9 412 391 Total noninterest income 8,127 $ (2,693) $ 6,110 $ 7,131 $ 7,761 $ (1) Realized gain on sale of Bankers Bank stock 340 $ (1) OTTI charges FRE Mac P/S (9,760) $ (1) OTTI charges other equity securities (124) $ (1) Realized loss on FRE Mac P/S (383) $ (1) OTTI Charge on Pretsl X due to credit (544) $ Securities gains (losses), net 340 $ (9,760) $ (507) $ - (544) $ (2) BOLI market loss (260) $

We Believe In Our Communities 28 Loan Portfolio Summary - Type (dollars in thousands) Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Construction / land development 558,375 $ 558,261 $ 535,638 $ 519,689 $ 489,730 $ Commercial non-owner occupied 305,307 313,637 330,792 325,132 318,909 Consumer owner occupied 274,206 288,808 293,521 298,449 289,424 Home equity loans 199,191 212,131 222,025 232,202 239,250 Commercial owner occupied 381,488 407,296 423,345 443,804 456,973 Commercial & Industrial 249,593 231,300 251,929 240,624 214,384 Other income producing property 126,625 130,096 141,516 136,703 136,098 Consumer non real estate 106,580 102,415 95,098 86,942 79,386 Other 44,988 35,782 22,212 9,109 12,008 Total loans (net of unearned income) 2,246,353 $ 2,279,726 $ 2,316,076 $ 2,292,654 $ 2,236,162 $

We Believe In Our Communities 29 Loan Portfolio – Type & Market Loan Portfolio by Type at June 30, 2009 Commercial owner occupied 19% Commercial & Industrial 10% Consumer Owner Occupied 13% Other Income Producing Property 6% Home Equity Loans 11% Consumer 4% Other Loans 1% Commercial non-owner occupied 14% All Other Construction/ Land Development 16% Residential Lot Loans 6% Loan Portfolio by Major Market at June 30, 2009 Greenville 15% Charlotte / NCBT 21% Orangeburg / Low Country 22% Other 2% Myrtle Beach 7% Charleston 10% Beaufort 11% Columbia 12%

We Believe In Our Communities 30 Growth – Total & Core Deposits 12.6% 8 YR CAGR (2000 – 2008) Growth – Total Deposits Growth – Core Deposits 13.9% 8 YR CAGR (2000 – 2008) Growth – Total Deposits $638 $692 $749 $812 $1,012 $1,204 $1,335 $1,501 $1,643 $1,657 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 In Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q09 $758 $812 $898 $946 $1,174 $1,473 $1,707 $1,928 $2,153 $2,180 $0 $500 $1,000 $1,500 $2,000 $2,500 In Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q09

We Believe In Our Communities 31 Deposits – Mix & Market Deposits by Major Market at June 30, 2009 CDs < $100,000 23% CDs> $100,000 24% Brokered Deposits 0% Demand Deposits 15% Savings 7% Interest-bearing Deposits 31% Charlotte – NCBT 20% Georgetown 4% Beaufort 11% Other 3% Charleston 4% Lowcountry 19% Orangeburg 18% Greenville10% Columbia 11% Deposit Mix at June 30, 2009

We Believe In Our Communities 32 Operating Efficiency 49 49 50 50 45 62.95% 65.33% 63.49% 62.41% 60.88% 30 35 40 45 50 55 60 2006 2007 2008 1Q09 2Q09 30% 35% 40% 45% 50% 55% 60% 65% 70% Number of Branches Efficiency Ratio

We Believe In Our Communities 33 Analyst Recommendations ANALYST Second Quarter 2009 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods MARKET PERFORM SunTrust Robinson Humphrey BUY Howe Barnes Hoefer & Arnett, Inc. NEUTRAL Sandler O’Neill + Partners HOLD

We Believe In Our Communities 34 Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer Richard C. Mathis Executive Vice President and Treasurer 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.scbtonline.com